SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




       Date of Report (Date of Earliest Event Reported) November 20, 2003



                 Pope Resources, A Delaware Limited Partnership
             (Exact name of registrant as specified in its charter)



                Delaware                                 91-1313292
                --------                                 ----------
    (State or other jurisdiction of                   (I.R.S. Employer
     incorporation or organization)                 Identification No.)



                19245 Tenth Avenue NE, Poulsbo, Washington 98370
                ------------------------------------------------
               (Address of principal executive offices) (ZIP Code)


        Registrant's telephone number, including area code (360) 697-6626
                                                           --------------



                                 NOT APPLICABLE
                                 --------------
         (Former name or former address, if changed since last report.)

                    INFORMATION TO BE INCLUDED IN THE REPORT
                    ----------------------------------------

Item 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

On November 20, 2003 the registrant announced that its 112,000 acres of owned timberlands passed a third-party audit of compliance with Sustainable Forestry Initiative(R) standards. A copy of that press release is attached hereto as
Exhibit 99.1.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.       Description
----------        -----------

99.1              Press release dated November 20, 2003

SIGNATURES
----------


Pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                POPE RESOURCES, A DELAWARE LIMITED
                                PARTNERSHIP


DATE: November 20, 2003         BY: /s/ Thomas M. Ringo
                                    -------------------
                                Thomas M. Ringo
                                Vice President and Chief Financial Officer, Pope
                                  Resources, A Delaware Limited Partnership, and Pope MGP, Inc., General Partner